AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of August 11, 2014, is among MILLER ENERGY RESOURCES, INC., a corporation duly formed and existing under the laws of the State of Tennessee, each of the Lenders party hereto, and APOLLO INVESTMENT CORPORATION, as Administrative Agent.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of February 3, 2014 (as amended by Amendment No. 1 to Credit Agreement dated as of June 2, 2014 and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Borrower has requested that the Administrative Agent and each of the Lenders amend, and the Administrative Agent and each of the Lenders have agreed to amend, certain provisions of the Credit Agreement as herein set forth.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2.    Amendments to Credit Agreement

2.1    Amendments to Section 1.02 of the Credit Agreement. Section 1.02 of the Credit Agreement is hereby amended as follows:

(a)    The definition of “Change in Control” is amended by deleting “David Voyticky,” in clause (c) thereof.

(b)    The definition of “Permitted Disposition” is amended by deleting “, David Voyticky,” in clause (a) thereof.

2.2    Amendments to Section 10.01 of the Credit Agreement. Clause (q) of Section 10.01 is hereby amended and restated in its entirety to read as follows:

(q)    If (i) David Hall ceases to be Chief Operating Officer of the Borrower or Scott Boruff ceases to be Chief Executive Officer of the Borrower or (ii) Scott Boruff or David Hall otherwise ceases to be substantially involved in the daily operations of the Borrower.
Section 3.    Conditions Precedent. This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

(a)    The Administrative Agent shall have received from the Majority Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(b)    The Administrative Agent shall be reasonably satisfied that, substantially contemporaneously with the effectiveness of this Amendment, the terms of the First Lien Credit Agreement will be amended in form and substance reasonably acceptable to the Administrative Agent.

(c)    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

(d)    The Administrative Agent shall have received evidence reasonably satisfactory to it that David Voyticky has resigned from his position as an officer of the Borrower and has terminated his employment agreement with the Borrower.

(e)    The Borrower shall have paid to the Administrative Agent all costs, fees and expenses payable pursuant to the Credit Agreement.

Section 4.    Miscellaneous.

4.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment.

4.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:

(a)    acknowledges the terms of this Amendment,

(b)    ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party (including with respect to all of the Liens securing the payment and performance of the Secured Obligations) and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby,

(c)    represents and warrants to the Lenders that the resolutions and governing documents certified to the Administrative Agent and the Lenders by such Loan Party on the Amendment No. 1 Effective Date remain in full force and effect and have not been amended or otherwise modified, and

(d)    represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, after giving effect to this Amendment, (i) the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents are true and correct in all material respects (unless such representation and warranty is already qualified by materiality, in which case such representation or warranty is simply true and correct) on and as of the date hereof, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct as aforesaid as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing, and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

4.3    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

4.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out‑of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel.

4.7    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns.

4.9    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

BORROWER:	MILLER ENERGY RESOURCES, INC.

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

GUARANTORS:	MILLER FRILLING, TN LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Member

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

MILLER ENERGY SERVICES, LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Manager

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

MILLER ENERGY GP, LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Manager

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

MILLER RIG & EQUIPMENT, LLC
By: MILLER ENERGY RESOURCES, INC.
its Sole Manager

By: /s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer

COOK INLET ENERGY, LLC

By: /s/ David M. Hall
David M. Hall
Manager and Chief Executive Officer

EAST TENNESSEE CONSULTANTS, INC.

By: /s/ Eugene D. Lockyear
Eugene D. Lockyear
President

EAST TENNESSEE CONSULTANTS II, L.L.C.

By: /s/ Eugene D. Lockyear
Eugene D. Lockyear
President

APOLLO INVESTMENT CORPORATION, as
Administrative Agent for the Lenders, and Lender

By: Apollo Investment Management, L.P.

By: ACC Management, LLC, as its
General Partner

By: /s/ Edward Goldthorpe
Name: Edward Goldthorpe
Title: Vice President

HIGHBRIDGE PRINCIPAL STRATEGIES - SPECIALTY LOAN FUND III, L.P., as a Lender

By: Highbridge Principal Strategies, LLC as Trading Manager

By: /s/ Don Dimitrievich
Name: Don Dimitrievich
Title: Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES - SPECIALTY LAON VG FUND, L.P. , as a Lender

By: Highbridge Principal Strategies, LLC its Manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES - NDT SENIOR LOAN FUND, L.P. , as a Lender

By: Highbridge Principal Strategies, LLC its trading Manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES - SPECIALTY LOAN INSTITUTIONAL FUND III, L.P. , as a Lender

By: Highbridge Principal Strategies, LLC its Manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director

HIGHBRIDGE SPECIALTY LOAN INSTITUTIONAL HOLDINGS LIMITED, as a Lender

By: Highbridge Principal Strategies, LLC, its investment manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director

HIGHBRIDGE AIGUILLES ROUGES SECTOR A INVESTMENT FUND, L.P. , as a Lender

By: Highbridge Principal Strategies, LLC as manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director

HIGHBRIDGE SPECIALTY LOAN SECTOR A INVESTMENT FUND, L.P. , as a Lender

By: Highbridge Principal Strategies, LLC as Trading Manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director

LINCOLN INVESTMENT SOLUTIONS, INC. , as a Lender

By: Highbridge Principal Strategies, LLC, its Investment Manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director

HIGHBRIGE SPECIALTY LOAN HOLDINGS II, L.P. , as a Lender

By: Highbridge Principal Strategies, LLC its Manager

By: /s/ Don Dimitirievich
Name: Don Dimitrievich
Title: Managing Director